UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2005

ING Clarion Global Real Estate Income Fund

ING

REAL ESTATE

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Global Real Estate Income Fund (“Fund”) generated positive performance for the six months ended June 30, 2005 with growth in the Net Asset Value (NAV) of +3.60% over this time period. Based on share price appreciation and dividends received, our shareholders gained slightly more or +6.61% for the six months ended June 30th as a result of a narrowing of the discount to NAV at which the Fund trades (the 12.8% discount to NAV at December 31, 2004 narrowed to a 10.7% discount at June 30, 2005). The closing price of the Fund on June 30th was $15.46 per share versus an NAV per share of $17.31. The Fund paid dividends of $0.707 per share for the six months time period including a special dividend of $0.077 per share on top of the monthly regular dividend of $0.105 per share. Therefore, the bulk (75%) of the +6.61% total return for the six months was generated by current income via the dividend. The Fund outperformed its benchmark for the six months both as measured by the increase in NAV as well as the total return via share price appreciation and dividends received. The benchmark is an 80%/20% blend of the S&P/ Citigroup World Property Index and the Morgan Stanley REIT Preferred Index, respectively. The benchmark was +3.49% for the six months with individual components of the S&P/ Citigroup World Property Index +3.61% and the Morgan Stanley REIT Preferred Index +2.82%.

At June 30th, the Fund’s investments remained well-diversified by property type and geography with an investment bias towards those countries and companies which generate income via above average dividend yields. The Fund at June 30th was 49% in US common stock, 11% in continental Europe, 11% in Australia, 9% in Canada, 5% in the U.K., 3% in Asia and 12% in preferred stock of US real estate companies. Though allowed to invest up to 30% in preferred stock of real estate companies, we chose to have significantly less with only 12% in preferred at period-end. This allocation contributed to Fund outperformance as common stocks outperformed preferred stocks for the six months.

Geographic Diversification	Property Type Diversification

Per the S&P/ Citigroup World Property Index, the best performing region for the six months was continental Europe (+10.6%) followed by North America (+7.0%) and the Asia-Pacific region (-1.1%) which saw softness in Japan, Australia and Hong Kong. The Fund’s geographic allocations generally served its investors well as the Fund was overweight the outperforming continental Europe (+10.6%) and U.S. (+6.9%) and markets as well as sharply underweight the underperforming United Kingdom (4.4%), Japan (-2.8%) and Hong Kong (-0.80%) markets. The most notable story of the first half was the strong rebound of the U.S. REIT market following a dismal first quarter (-7.1%). U.S. property stocks recorded second quarter total return of +15.1% in response to a combination of factors, including increased visibility of improving property fundamentals, reported earnings from the property companies which contained few surprises and had bias to the upside, and a bond market which exhibited declining yields rather than increasing yields. The yield on the U.S. 10-year Treasury declined from 4.26% at December 31, 2004 to 3.94% at June 30, 2005. Declining bond yields help to support the continued relative attractiveness of dividend yields offered by property stocks.

Shortly after its launch, the Fund issued auction rate preferred shares (AMPS) to raise additional capital for the Fund to invest and to potentially increase the net income received by common shareholders. The fund may also take on additional borrowings for the same purpose. At quarter end, total preferred stock

Semi-Annual Report June 30, 2005  1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

and debt of the Fund was approximately $837 million or 32% of the Fund’s total assets (which is below the 33% “leverage” discussed in the Fund’s offering documents). In an effort to reduce interest rate risk associated with variable rate AMPS, interest rate swaps agreements are used to exchange the Funds variable rate obligation for a fixed rate obligation for the term of the swap agreements. As of 6/30/05, $400 million (or 48% of the Fund’s total preferred and debt) was fixed at an interest rate of 4.0% with a weighted average term on the swaps of 3.00 years.

The Fund benefited from continued M&A activity in the property sector as its 1.5% position in French office/residential company Gecina appreciated as the result of a March, 2005 takeover offer by Spanish developer Metrovacesa which was ultimately successful. The all-cash offer of 89.75/euros per share was a 15% premium to the pre-announcement trading price of 78 euros per share. The merged company will be among the biggest in Europe and possibly presages an increased number of pan-European companies. We sold our position in Gecina at a substantial gain following the announcement in order to redeploy the capital into other attractive European property stocks. In the U.S., the Fund’s 1.6% position in Gables Residential benefited from the June 7th announcement that it was being taken private at $43.50/share or a 14% premium to the previous day’s close. The acquisitions serve to underpin the continued attractiveness of publicly traded property stocks in an investment environment characterized by declining yields and the search for income via earnings and dividend yields which remain attractive versus other asset classes.

Global property companies should continue to deliver positive performance in 2005 for many of the reasons they were positive last year including strong funds flow, continued attractive relative dividend yields, and improving real estate market fundamentals driving accelerating earnings growth. A potential macro structural catalyst is the continued creation of property companies with a REIT-type structure around the world. As an example, Japanese REITS (J-REITs) now number 19 companies with an aggregate equity market capitalization approaching US$20 billion from zero four years ago. These equal the entire size of the U.S. REIT market in 1993. REITs are also expanding in Singapore (S-REITs), Hong Kong (likely this year) and are being discussed at the legislative level in several countries in Europe. Both the United Kingdom and German governments are in the consultative stage with the intent of including a REIT structure in legislation for approval during the first half of 2006. The advent of the REIT structure in both the U.K. and Germany would make great strides in better representing Europe in the publicly traded property company universe, as Europe is currently underrepresented in the global universe, largely as the result of much of German property being owned by private market open-end funds and institutions rather than public property companies. With one-third of Europe’s GDP and a public property company potential universe size exceeding US$100 million, German represents significant potential opportunity. The fund is well positioned to take advantage of the increasing globalization of real estate.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President and	Co-Portfolio Manager
Chief Executive Officer
Index Definitions

The S&P/Citigroup World Property Index is unmanaged and constructed to include all developed market property companies with an available market capitalization of at least US $100 million and derive more than half of their revenue from property-related activities.

The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS. Investors can not invest directly in an index.

2 Semi-Annual Report June 30, 2005

ING Clarion Global Real Estate Income Fund
Portfolio of Investments June 30, 2005 (unaudited)

		U.S. $
Shares		Value

	Common Stock – 128.9%
	Real Estate Investment Trusts (“REIT”) – 128.9%
	Australia – 15.8%
	Building – Construction – 0.5%
4,203,297	Multiplex Group	$9,323,529

	Diversified – 4.4%
27,610,000	DB RREEF Trust	28,727,401
32,035,794	Investa Property Group	47,373,394

		76,100,795

	Shopping Centers – 7.5%
11,384,178	Macquarie CountryWide Trust	16,617,578
8,484,633	Westfield Group	114,731,840

		131,349,418

	Warehouse & Industrial – 3.4%
11,059,530	Macquarie Goodman Industrial Trust	34,394,905
28,584,000	Macquarie ProLogis Trust	25,492,131

		59,887,036

		276,660,778

	Canada – 12.4%
	Diversified – 4.4%
1,761,900	Boardwalk Real Estate Investment Trust	28,195,003
609,900	Dundee Real Estate Investment Trust	13,315,420
2,166,800	Summit Real Estate Investment Trust	36,284,347

		77,794,770

	Health Care – 1.2%
2,111,800	Retirement Residences Real Estate Investment Trust	15,672,977
506,000	Sunrise Senior Living Real Estate Investment Trust	5,188,896

		20,861,873

	Hotels – 1.3%
2,239,900	InnVest Real Estate Investment Trust	22,128,339

	Office Property – 2.4%
3,403,700	O&Y Real Estate Investment Trust	41,684,765

	Shopping Centers – 2.3%
205,100	Calloway Real Estate Investment Trust	3,588,580
2,276,600	RioCan Real Estate Investment Trust	37,175,049

		40,763,629

	Warehouse & Industrial – 0.8%
884,800	H&R Real Estate Investment Trust	14,101,320

		217,334,696

	France – 4.6%
	Diversified – 3.6%
489,478	Unibail	62,873,399

	Management Services – 1.0%
165,800	Societe de la Tour Eiffel	17,262,407

		80,135,806

	Hong Kong – 2.1%
	Diversified – 2.1%
8,133,000	Hang Lung Properties Ltd.	11,979,835
2,400,000	Sun Hung Kai Properties Ltd.	23,696,500

		35,676,335

	Japan – 1.8%
	Diversified – 0.6%
1,025,000	Mitsubishi Estate Co., Ltd.	11,294,333

	Shopping Centers – 1.2%
2,388	Japan Retail Fund Investment Corp.	20,494,432

		31,788,765

	Netherlands – 11.9%
	Diversified – 10.3%
116,780	Corio NV	6,527,498
357,401	Eurocommercial Properties NV	13,023,887
1,083,730	Nieuwe Steen Investments NV	24,928,324
436,686	Rodamco Europe NV	35,817,638
935,400	Wereldhave NV	99,824,710

		180,122,057

	Shopping Centers – 1.6%
417,161	VastNed Retail NV	28,054,733

		208,176,790

	United Kingdom – 7.6%
	Diversified – 6.5%
1,167,200	British Land Co. Plc	18,327,201
1,209,242	Hammerson Plc	19,279,951
1,604,300	Land Securities Group Plc	39,971,195
3,923,700	Slough Estates Plc	36,677,258

		114,255,605

	Management Services – 0.3%
193,600	Eurocastle Investment Ltd.	4,359,500

	Shopping Centers – 0.8%
853,400	Liberty International Plc	14,814,910

		133,430,015

	United States – 72.7%
	Apartments – 10.7%
1,119,600	Amli Residential Properties Trust	34,998,696
489,000	Apartment Investment & Management Co. – Class A	20,009,880
1,162,000	Archstone-Smith Trust	44,876,440
694,000	Camden Property Trust	37,302,500
264,600	Home Properties, Inc.	11,383,092
637,700	Mid-America Apartment Communities, Inc.	28,964,334
404,000	United Dominion Realty Trust, Inc.	9,716,200

		187,251,142

See notes to financial statements.
Semi-Annual Report June 30, 2005  3

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	Diversified – 10.2%
898,200	American Campus Communities, Inc.	$20,371,176
322,500	BNP Residential Properties, Inc.	5,160,000
402,900	Colonial Properties Trust	17,727,600
717,600	iStar Financial, Inc.	29,844,984
1,336,300	Liberty Property Trust	59,211,453
820,300	Newcastle Investment Corp.	24,732,045
1,273,500	Trustreet Properties, Inc.	21,152,835

		178,200,093

	Health Care – 7.4%
1,258,500	Health Care REIT, Inc.	47,432,865
2,490,700	Nationwide Health Properties, Inc.	58,805,427
1,872,270	OMEGA Healthcare Investors, Inc.	24,077,392

		130,315,684

	Hotels – 1.8%
371,000	Hersha Hospitality Trust	3,539,340
558,000	Hospitality Properties Trust	24,591,060
190,500	Strategic Hotel Capital, Inc.	3,429,000

		31,559,400

	Mortgage – 0.5%
375,000	Gramercy Capital Corp.	9,172,500

	Office Property – 18.9%
1,260,400	Arden Realty, Inc.	45,349,192
285,000	Boston Properties, Inc.	19,950,000
627,600	Brandywine Realty Trust	19,235,940
1,165,600	Equity Office Properties Trust	38,581,360
751,500	Glenborough Realty Trust, Inc.	15,473,385
941,484	HRPT Properties Trust	11,702,646
2,510,300	Maguire Properties, Inc.	71,141,902
1,657,000	Prentiss Properties Trust	60,381,080
642,500	Reckson Associates Realty Corp.	21,555,875
296,900	SL Green Realty Corp.	19,150,050
369,700	Trizec Properties, Inc.	7,604,729

		330,126,159

	Regional Malls – 7.3%
678,600	Glimcher Realty Trust	18,831,150
994,000	Pennsylvania Real Estate Investment Trust	47,215,000
547,800	The Macerich Co.	36,729,990
418,600	The Mills Corp.	25,446,694

		128,222,834

	Shopping Centers – 11.1%
1,136,800	Cedar Shopping Centers, Inc.	16,767,800
570,700	Commercial Net Lease Realty	11,682,229
276,300	Developers Diversified Realty Corp.	12,698,748
2,603,530	Heritage Property Investment Trust	91,175,621
1,344,400	New Plan Excel Realty Trust	36,527,348
147,000	Pan Pacific Retail Properties, Inc.	9,757,860
279,700	Regency Centers Corp.	15,998,840

		194,608,446

	Storage – 1.3%
1,058,500	Extra Space Storage, Inc.	15,168,305
171,100	Sovran Self Storage, Inc.	7,778,206

		22,946,511

	Warehouse & Industrial – 3.5%
1,211,100	First Industrial Realty Trust, Inc.	48,322,890
325,000	ProLogis	13,078,000

		61,400,890

		1,273,803,659

	Total Common Stock (cost $1,955,812,373)	2,257,006,844

	Preferred Stock – 15.2%
	Real Estate Investment Trusts (“REIT”) – 15.2%
	United States – 15.2%
	Apartments – 1.8%
80,500	Apartment Investment & Management Co., Series U	2,020,550
400,000	Apartment Investment & Management Co., Series V	10,160,000
400,000	Apartment Investment & Management Co., Series Y	10,040,000
174,000	Associated Estates Realty Corp.	4,572,946
200,000	Mid-America Apartment Communities, Inc., Series H	5,200,000

		31,993,496

	Diversified – 1.8%
170,000	Bedford Property Investors, Inc.	4,293,350
36,000	Bedford Property Investors, Inc. (b)	1,785,377
1,015,000	iStar Financial, Inc., Series I	25,496,800

		31,575,527

	Finance – 0.6%
240,000	RAIT Investment Trust, Series A	6,048,000
160,000	RAIT Investment Trust, Series B	4,131,200

		10,179,200

	Health Care – 2.4%
520,000	Health Care REIT, Inc., Series F	13,140,400
1,000,000	LTC Properties, Inc., Series F	25,575,000
120,000	OMEGA Healthcare Investors, Inc., Series D	3,180,000

		41,895,400

See notes to financial statements.
4 Semi-Annual Report June 30, 2005

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Preferred Stock (continued)
	Hotels – 3.4%
126,800	Eagle Hospitality Properties Trust, Inc., Series A	$3,213,594
20,000	FelCor Lodging Trust, Inc.(a)	490,600
905,600	Host Marriott Corp, Series E	24,904,000
222,600	Innkeepers USA Trust, Series C	5,691,882
275,000	Strategic Hotel Capital, Inc. (b)	6,935,170
268,000	Sunstone Hotel Investors, Inc., Series A	6,901,000
464,400	Winston Hotels, Inc., Series B	11,932,758

		60,069,004

	Manufactured Homes – 0.2%
140,000	Affordable Residential Communities, Series A	3,542,000

	Office Property – 1.7%
450,000	Alexandria Real Estate Corp., Series C	11,875,500
291,800	Maguire Properties, Inc., Series A	7,376,704
192,500	SL Green Realty Corp., Series C	4,928,000
200,000	SL Green Realty Corp., Series D	5,130,000

		29,310,204

	Regional Malls – 3.0%
430,700	Glimcher Realty Trust, Series G	11,004,385
342,600	Taubman Centers, Inc., Series G	8,787,690
573,500	Taubman Centers, Inc., Series H (a)	14,552,562
155,100	The Mills Corp, Series E	4,203,210
507,900	The Mills Corp, Series G (a)	13,053,030

		51,600,877

	Shopping Centers – 0.3%
207,700	Cedar Shopping Centers, Inc.	5,545,590

	Total Preferred Stock (cost $259,818,630)	265,711,298

	Convertible Preferred Stock – 2.0%
	Real Estate Investment Trusts (“REIT”) – 2.0%
	United States – 2.0%
	Health Care – 0.3%
200,000	Windrose Medical Properties Trust, 7.50%, Series A (a)	4,998,000

	Hotels – 1.3%
974,000	FelCor Lodging Trust, Inc., Series A	23,794,820

	Shopping Centers – 0.4%
200,000	Ramco-Gershenson Properties Trust, 7.95%, Series C	6,283,000

	Total Convertible Preferred Stock (cost $32,221,810)	35,075,820

	Investment Companies – 0.5%
	United Kingdom – 0.5%
4,620,000	Insight Foundation Property Trust Ltd.
	(cost $9,536,452)	9,440,469

	Total Investments – 146.6% (cost $2,257,389,265)	2,567,234,431
	Liabilities in Excess of Other Assets – (6.1%)	(106,055,971)
	Preferred shares, at redemption value – (40.5%)	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,751,178,460

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the securities amounted to $8,720,547 or 0.5% of net assets.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

See notes to financial statements.
Semi-Annual Report June 30, 2005  5

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2005 (unaudited)

Assets
Investments, at value (cost $2,257,389,265)	$2,567,234,431
Foreign currency, at value (cost $108,189)	108,620
Cash	32
Receivable for investment securities sold	49,127,588
Dividends and interest receivable	19,764,871
Reclaims receivable	978,051
Other assets	34,741

Total Assets	2,637,248,334

Liabilities
Line of credit payable	126,771,800
Payable for investment securities purchased	44,793,121
Unrealized depreciation on swap contracts	2,107,316
Management fee payable	1,249,014
Dividends payable – preferred shares	466,229
Payable to advisor for offering costs	88,896
Accrued expenses and other liabilities	593,498

Total Liabilities	176,069,874

Preferred Shares, at redemption value
$.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,751,178,460

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 101,161,287 shares issued and outstanding	$101,161
Additional paid-in capital	1,439,197,738
Distributions in excess of net investment income	(29,121,034)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	33,382,059
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	307,618,536

Net Assets Applicable to Common Shares	$1,751,178,460

Net Asset Value Applicable to Common Shares
(based on 101,161,287 common shares outstanding)	$17.31

See notes to financial statements.
6 Semi-Annual Report June 30, 2005

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2005 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $5,563,948)	$79,771,057
Interest	736,965

Total Investment Income		$80,508,022

Expenses
Management fees	10,358,591
Interest expense on line of credit	1,582,549
Auction agent fees – preferred shares	932,509
Administration fees	252,342
Custodian fees	201,821
Transfer agent fees	185,278
Insurance fees	97,760
Printing fees	74,027
Trustees’ fees and expenses	23,546
Audit fees	17,999
Rating agency fees	15,043
AMEX listing fee	8,819
Legal fees	549
Miscellaneous expenses	54,662

Total Expenses		13,805,495
Management fee waived		(3,046,644)

Net Expenses		10,758,851

Net Investment Income		69,749,171

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		31,970,414
Swap contracts		(2,735,217)
Foreign currency transactions		(364,487)

		28,870,710

Net change in unrealized appreciation/depreciation on:
Investments		(34,435,487)
Swap contracts		3,124,293
Foreign currency denominated assets and liabilities		(116,239)

		(31,427,433)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(2,556,723)

Dividends and Distributions on Preferred Shares from
Net investment income		(10,292,233)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$56,900,215

See notes to financial statements.
Semi-Annual Report June 30, 2005  7

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six	For the Period
	Months Ended	February 18, 2004*
	June 30, 2005	through
	(unaudited)	December 31, 2004

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$69,749,171	$83,233,372
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	28,870,710	(11,917,462)
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and foreign currency denominated assets and liabilities	(31,427,433)	339,045,969
Dividends and distributions on Preferred Shares from net investment income	(10,292,233)	(8,005,004)

Net increase in net assets applicable to Common Shares resulting from operations	56,900,215	402,356,875

Dividends and Distributions on Common Shares**
Distribution of net investment income	(71,521,030)	(75,856,499)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	1,437,274,404
Reinvestment of dividends	—	2,024,495

Net increase from capital share transactions	—	1,439,298,899

Net Increase (Decrease) in Net Assets	(14,620,815)	1,765,799,275
Net Assets Applicable to Common Shares
Beginning of period	1,765,799,275	—

End of period (net of distributions in excess of net investment income of $29,121,034 and $17,056,942, respectively)	$1,751,178,460	$1,765,799,275

*	Commencement of operations.

**	The final determination of the source of the 2005 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.
8 Semi-Annual Report June 30, 2005

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2005 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$56,900,215

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Decrease in unrealized depreciation on swap contracts	(3,124,293)
Net change in unrealized appreciation on investments	34,435,487
Net realized gain on investments	(31,970,414)
Cost of long-term securities purchased	(301,022,600)
Proceeds from sale of long-term securities	326,040,691
Decrease in foreign currency, at value	275,283
Decrease in receivable for investment securities sold	69,377,770
Increase in dividends and interest receivable	(4,226,501)
Increase in reclaims receivable	(704,031)
Decrease in other assets	102,935
Decrease in payable for investment securities purchased	(121,192,939)
Decrease in payable to advisor for offering costs	(965,321)
Decrease in management fee payable	(12,617)
Decrease in accrued expenses and other liabilities	(384,961)

Net Cash Provided by Operating and Investing Activities	23,528,704

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(71,521,030)
Increase in line of credit payable	47,826,200
Increase in dividends payable — preferred shares	67,569

Net Cash Used in Financing Activities	(23,627,261)

Net decrease in cash	(98,557)
Cash at Beginning of Period	98,589

Cash at End of Period	$32

See notes to financial statements.
Semi-Annual Report June 30, 2005  9

ING Clarion Global Real Estate Income Fund
Financial Highlights

	For the Six		For the Period
	Months Ended		February 18, 2004(1)
Per share operating performance for a Common Share outstanding	June 30, 2005		through
throughout the period	(unaudited)		December 31, 2004

Net asset value, beginning of period	$17.46		$14.33	(2)

Income from investment operations
Net investment income(3)	0.69		0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.03)		3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.10)		(0.08)

Total from investment operations	0.56		3.88

Dividends and distributions on Common Shares++
Net investment income	(0.71)		(0.75)

Total dividends and distributions to Common Shareholders	(0.71)		(0.75)

Net asset value, end of period	$17.31		$17.46

Market value, end of period	$15.46		$15.21

Total investment return
Net asset value	3.53%		28.20	%(4)
Market value	6.56%		7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,751,178		$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	0.88	%(5)	0.82	%(5)
Net expenses, before fee waiver+	1.13	%(5)	1.07	%(5)
Net investment income, after preferred share dividends+	4.88	%(5)	4.35	%(5)
Preferred share dividends	0.84	%(5)	0.46	%(5)
Net investment income, before preferred share dividends+	5.72	%(5)	4.81	%(5)
Portfolio turnover rate	12.19%		21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000		$710,000
Net asset coverage per share of preferred shares	$86,661		$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Calculated on the basis of income and expenses applicable to both Common and Preferred Shares relative to the average net assets applicable to Common Shares.

++	The final determination of the source of the 2005 distributions for tax purposes will be made after the end of the Fund’s fiscal year.

10 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements June 30, 2005 (unaudited)

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Semi-Annual Report June 30, 2004  11

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2005, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2005. Details of the swap agreements outstanding as of June 30, 2005 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Depreciation

Citigroup	07/01/2007	$200,000	3.68%	1 Month LIBOR	$843,438
Royal Bank of Canada	07/01/2009	200,000	4.32%	1 Month LIBOR	(2,950,754)

					$(2,107,316)

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.105 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of February 18, 2004. The Advisor has contractually agreed to pay all organizational and offering costs in excess of this amount. Organizational costs of approximately $35,000 were expensed by the Trust. Offering costs of approximately $2,585,596 incurred by the Trust in connection with the offering of its common and preferred shares were charged to paid-in capital upon the sale of those shares.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

12 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2005, the Trust incurred management fees of $10,358,591, of which, $3,046,644 was waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the six months ended June 30, 2005, there were purchase and sale transactions (excluding short-term securities) of $301,022,600 and $326,040,691, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities. The tax character of current year distributions will be determined at the end of the current fiscal year.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2004, the adjustments were to increase accumulated net realized gain on investments by $16,428,811 and decrease undistributed net investment income by $16,428,811 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2005 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2006 on Form 1099-DIV.

Currency losses incurred after October 31, 2004 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust incurred and will elect to defer net currency losses during 2004 in the amount of $11,064.

Information on the components of net assets as of June 30, 2005 is as follows:

	Gross	Gross	Net unrealized
Cost of	unrealized	unrealized	appreciation
investments	appreciation	depreciation	on investments

$2,257,389,265	$323,031,372	$(13,186,206)	$309,845,166

For the period ended December 31, 2004, the tax character of distributions paid of $83,861,503, as reflected in the Statement of Changes in Net Assets, was ordinary income.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $700,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2005, there was an outstanding borrowing of $126,771,800 in connection with the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2005 was $99,388,737, with a related weighted average interest rate of 3.21%. The maximum amount outstanding for the six months ended June 30, 2005, was $172,808,600.

8. Capital

The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of

Semi-Annual Report June 30, 2004  13

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

$15.00 per common share. On March 12, 2004, the underwriters purchased 6,000,000 common shares of the Trust pursuant to the over-allotment option. On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s DRIP plan, the Trust did not issue any common shares in 2005 and 154,306 in 2004. At June 30, 2005, the Trust had outstanding common shares of 101,161,287 with a par value of $0.001. The Advisor owned 6,981 shares of the common shares outstanding

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the six months ended June 30, 2005, the annualized dividend rates range from:

	High	Low	At June 30, 2005

Series T28A	3.50%	2.30%	3.38%
Series W28B	3.16	2.41	3.16
Series T28C	3.12	2.40	3.12
Series W28D	3.56	2.27	3.20
Series T7	3.44	2.20	3.43
Series W7	3.51	2.24	3.49

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

14 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Supplemental Information  (unaudited)

Trustees

The trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During The Past	Overseen	Held by
Name and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 46	1 year/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to present); National Trustee of the Boys and Girls Clubs of America (1997 to present); Trustee, Old Mutual Advisor Funds.

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 49	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and The Philadelphia Foundation (1989-2004).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 69	1 year/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 to present); Director on the Boards of Tri-Arc Financial Services, Inc. (1989- 2004) and Magellan Insurance Company Ltd. (1995 to 2001) until 2004; former Director of Medallion Financial Corporation (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978 to present); trustee of the Madison Square Boys and Girls Club (1978 to present).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999-2004, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	3 years/1 year	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	2	Serves on the Board of PBHG Funds, Inc. and PBHG Insurance Series Fund since 1997; the Philadelphia/ Washington Advisory Board of FM Global since 2004; and Board of Old Mutual Advisor Funds since 2004.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Fund as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Semi-Annual Report June 30, 2004  15

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Officers

The officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address*, Age	Term of Office and	Principal Occupations
and Position(s) held	Length of Time	During The Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Peter Zappulla 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 59 Treasurer and Chief Financial Officer	/since inception	Chief Financial Officer of ING Clarion Partners since 1989

Heather Trudel 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 33 Secretary	/since inception	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 1995

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2005, is also available, without charge and upon request by calling the Trust at 1-888-711-4CRA or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

16 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 433-8191.

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ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Peter Zappulla
Treasurer and
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable until fiscal year ending December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	September 1, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	September 1, 2005

By:	/s/ Peter H. Zappulla

Name:	Peter H. Zappulla
Title:	Treasurer and Chief Financial Officer
Date:	September 1, 2005